Exhibit 32.1
Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with this Quarterly Report on Form 10-Q of SRA International, Inc. (the “Company”) for the period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William L. Ballhaus, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 7, 2014	/S/ WILLIAM L. BALLHAUS
William L. Ballhaus
President and Chief Executive Officer
(Principal Executive Officer)